DIVESTITURE	9 Months Ended
Sep. 30, 2017
Non-current Asset Held For Sale And Discontinued Operations [Abstract]
DIVESTITURE
DIVESTITURE
Sale of a 30% interest in the Côté Gold Project
On May 8, 2017, the Company entered into a Memorandum of Understanding with Sumitomo Metal Mining Co., Ltd. (“SMM”) under which SMM would acquire a 30% interest in the Côté Gold Project (the "Project"), including certain assets and liabilities attributable thereto, for an aggregate consideration of $195 million. The Company undertook a reorganization of its interest in the Côté Gold Project so that the Company’s interest would be held directly. Prior to the reorganization, the Company held its interest through wholly-owned subsidiaries.
On June 5, 2017, the Company entered into a definitive Investment Agreement and a definitive Joint Venture Agreement with SMM with respect to the Côté Gold Project and the transaction closed on June 20, 2017. On closing, the Company received $100 million of the consideration and the remaining consideration of $95 million is receivable on the earlier of:

(a)	18 months following the closing date (December 20, 2018);

(b)	the date the Côté Gold Project feasibility study is made available to the public; and

(c)	should it elect to do so and only as permitted under the Joint Venture Agreement, the date SMM sells its participating interest.
The Company paid $3.5 million in transaction costs upon closing of the transaction and has committed to pay a further $2.9 million (note 15) on receipt of the remaining receivable of $95 million. The remaining $95 million long-term receivable from SMM has been discounted to its present value of $93.5 million as at September 30, 2017.
Upon entering into the Investment Agreement with SMM, the Company performed an impairment assessment of the Project, and as a result, reversed its previously recognized impairment charge of $400 million (note 27), resulting in a carrying amount of exploration and evaluation assets of the Côté Gold Project of $390.4 million as at June 20, 2017.
On closing, the Company recorded a net gain of $19.2 million, on the sale of a 30% interest in the Côté Gold Project to SMM, which has been included under Interest income and derivatives and other investment gains in the Consolidated statements of earnings and is net of transaction costs (note 25).
The Company continues to control the Côté Gold Project. Judgment was applied by the Company in determining the appropriate accounting treatment for its undivided interest in the Côté Gold Project's assets and liabilities beginning June 20, 2017, and based on interpretation of relevant guidance under IFRS 11 Joint Arrangements, the Company has accounted for the Côté Gold Project by recording its 70% share of assets, liabilities, revenues and expenses in these consolidated interim financial statements.
The following represents the Company's 30% interest in the Côté Gold Project which was sold to SMM on June 20, 2017:

Carrying amount	Notes	30% disposal
Current assets		$0.1
Exploration and evaluation assets	12	167.3
Non-current assets		0.6
Current liabilities		(0.1)
Other non-current liabilities		(0.3)
		$167.6
The following represents the Company's gain recorded on the sale of a 30% interest in the Côté Gold Project to SMM:

	Notes
Gross sale consideration		$195.0
Less:
Sale of a 30% interest in the Côté Gold Project		(167.6)
Transaction costs		(6.4)
Time value discount on long-term receivable		(1.8)
Gain on sale of a 30% interest in the Côté Gold Project	25	$19.2